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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 28, 2003

                         Delco Remy International, Inc.
             (Exact name of Registrant as specified in its charter)

             Delaware                          1-13683                 35-1909253
(State or Other Jurisdiction of     (Primary Standard Industrial     (I.R.S. Employer
 Incorporation or Organization)      Classification Code Number)    Identification No.)

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          2902 Enterprise Drive
            Anderson, Indiana                                    46013
(Address of Principal Executive Offices)                      (Zip Code)


                                 (765) 778-6499
               (Registrant's telephone number including Area Code)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1 Certification by Thomas J. Snyder, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

          99.2 Certification by Rajesh K. Shah, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Regulation FD Disclosure

On March 28, 2003, Thomas J. Snyder, Chief Executive Officer, and Rajesh K. Shah, Chief Financial Officer, of Delco Remy International, Inc. each delivered to the Securities and Exchange Commission a sworn statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the sworn statements and certification of Messrs. Snyder and Shah are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2003                    DELCO REMY INTERNATIONAL, INC.

                                         By:      /s/ Rajesh K. Shah
                                            ------------------------------------
                                         Name:     Rajesh K. Shah
                                         Title:    Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Number           Exhibit

99.1 Certification by Thomas J. Snyder, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by Rajesh K. Shah, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002